                                                                   EXHIBIT 10.16



                    INTELLECTUAL PROPERTY LICENSE AGREEMENT




                                    BETWEEN



                          NORTEL NETWORKS CORPORATION



                                      AND




                                 NETGEAR, INC.

                               TABLE OF CONTENTS



SCHEDULE A -      LICENSED SOFTWARE

SCHEDULE B -      LICENSED TECHNICAL INFORMATION

SCHEDULE C -      LICENSED TRADEMARKS

SCHEDULE D -      THIRD PARTY SOFTWARE

                    INTELLECTUAL PROPERTY LICENSE AGREEMENT

This AGREEMENT (the "Agreement") entered into with effect as of the 10th day of March, 2000 (the "Effective Date") by and between NORTEL NETWORKS CORPORATION, a corporation organized and existing under the laws of Canada, having its executive offices at 8200 Dixie Road, Brampton, Ontario, Canada L6T 5P6 (hereinafter referred to as "NORTEL"), on its own behalf and on behalf of its Subsidiaries, and NETGEAR, INC., a corporation organized and existing under the laws of Delaware, with offices located at 4401 Great America Parkway, Santa Clara, CA 95052 (hereinafter referred to as "NETGEAR").

WHEREAS, NORTEL's Subsidiary Nortel Networks NA Inc. ("NNNAI") and NETGEAR have entered into a contribution agreement dated as of the date hereof (the "Contribution Agreement") for the transfer by NNNAI to NETGEAR of certain assets related to the NETGEAR Business; and

WHEREAS, NETGEAR desires to obtain a license under certain Intellectual Property Rights belonging to NORTEL and its Subsidiaries and NORTEL is willing to grant such rights and licenses, subject to the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

      1.1 Capitalized terms used herein not otherwise defined have the meaning ascribed to them in the Contribution Agreement. As used in this Agreement and the Schedules attached hereto:

            (a) "Administrative Services" shall mean any financial, human resources or administrative processes or services, including any computer software and documentation used in connection therewith, supplied to or on behalf of the NETGEAR Business by any department, division, or Affiliate of a NORTEL Company external to the NETGEAR Business, or by any third person;

            (b) "Affiliate" means, as to a specified individual or entity, any individual or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified individual or entity. For the purposes of this definition, "control" means the power to direct the management and policies of another, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing;

            (c) "Confidential Information" shall mean any business, marketing, technical, scientific or other information which, at the time of disclosure, is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the recipient, exercising reasonable business judgment, to be confidential. Confidential Information includes, without limitation, the terms and conditions of this Agreement and information included in or related to the Licensed Intellectual Property;

          (d) "Distributor" shall mean a third party that NETGEAR has sublicensed or otherwise authorized to market NETGEAR Products to End Users;

          (e) "End User" shall mean a third party that buys, leases, sublicenses or otherwise receives NETGEAR Products from NETGEAR, a Distributor or Sublicensee primarily for its own use and not for resale;

          (f) "Excluded Intellectual Property" means Intellectual Property Rights embodied in or used in the design, development, manufacture, provision, use or sale of Administrative Services or External Components;

          (g) "External Components" means materials, components, assemblies or parts which are incorporated in NETGEAR Products in the course of manufacturing or assembly operations and which were not manufactured by NETGEAR prior to closing;

          (h) "Improvement" shall mean any improvement, enhancement, modification, change, derivative work or extension made at any time;

          (i) "Intellectual Property Rights" means all patent rights, copyrights, mask work rights, confidential information rights, trademark, trade name, distinguishing guise, trade dress, trade secret or know-how rights, all rights of whatsoever nature in computer software and data, and any other intangible rights or privileges of a nature similar to any of the foregoing, in every case in any part of the world and whether or not registered. Intellectual Property Rights shall also include all rights in any applications and granted registrations for any of the foregoing rights;

          (j)  "Licensed Intellectual Property" shall mean:

                    (i)       the Licensed Patents;

                    (ii)      the Licensed Software;

                    (iii)     the Licensed Technical Information; and

                    (iv)      the Licensed Trademarks;

          (k) "Licensed Patents" shall mean those Patents which are owned by NORTEL or any one its direct or indirect wholly owned subsidiaries, and which are being used in the NETGEAR Business as of the Effective Date, but excluding those that are Excluded Intellectual Property;

          (l) "Licensed Software" shall mean the software and related documentation, and any copyright thereon, owned by NORTEL or any one of its direct or indirect wholly owned subsidiaries and used in the NETGEAR Business as of the Effective Date, but excluding that which constitutes Excluded Intellectual Property, but including, without limitation, that software listed in Schedule A;

          (m) "Licensed Technical Information" shall mean the drawings, schematics, specifications and designs related to NETGEAR Products and all trade secrets embodied in any know-how, manufacturing specifications, processing procedures or research and development information owned by NORTEL or any one of its direct or indirect wholly owned subsidiaries and used in the NETGEAR Business as of the Effective Date, but excluding that which constitutes Excluded Intellectual Property, but including, without limitation, the technical information listed in Schedule B;

          (n) "Licensed Trademarks" shall mean the trademarks listed in Schedule C;

          (o) "NORTEL Company" or "NORTEL Companies" means NORTEL and any of its Subsidiaries;

          (p) NETGEAR Business means the business related to (i) designing, researching, manufacturing and developing NETGEAR Products by NETGEAR on or after the date hereof, or by NORTEL, its Subsidiary Nortel Networks Inc. ("NNI"), NNNAI or NETGEAR before the date hereof; and (ii) marketing, distributing and licensing NETGEAR Products by NETGEAR after the date hereof or by NORTEL, NNI, NNNAI or NETGEAR before the date hereof;

          (q)  "Party" shall mean either NORTEL or NETGEAR;

          (r) "Patents" shall mean patents, patent applications, continuations, continuations in part, divisionals, reissues or reexaminations;

          (s) "Sublicensee" shall mean a third party manufacturer under sublicense from NETGEAR having, subject to the limitations set out herein, the right to make, use, copy, modify and sell NETGEAR Products and to provide engineering, installation, maintenance, repair and other services relating to such NETGEAR Products;

          (t) "Subsidiary" shall mean a company in which a Party hereto effectively owns or controls, and continues to own or control, directly or indirectly, more than fifty percent (50%) of the voting stock or ownership interest therein; and

          (u) "Third Party Software" shall mean software which is licensed by a NORTEL Company from a third party and which is used in the NETGEAR Business as of the Effective Date, including, without limitation, that software listed in Schedule D.

                                   ARTICLE 2

                     GRANT OF RIGHTS UNDER LICENSED PATENTS

     2.1 Subject to the terms and conditions of this Agreement, NORTEL hereby grants to NETGEAR a non-exclusive, royalty-free, perpetual, worldwide license under the Licensed Patents, to make, use, lease, sell, offer to sell and import NETGEAR Products and to provide design, development, engineering, installation, maintenance, repair and other services relating to such NETGEAR Products. Such license shall also include the right to have NETGEAR Products made by another manufacturer for the use, lease or sale by NETGEAR.

     2.2 The Patent license granted herein to NETGEAR shall include the right to grant sublicenses to third parties within the scope of the license granted in section 2.1.

     2.3 The Patent license granted herein to NETGEAR shall commence on the Effective Date, or when letters patent are issued or granted if subsequent thereto, and, provided this Agreement is not terminated pursuant to the provisions of this Agreement, shall continue for the shortest of the entire term of the respective Patents under which it is granted, the period during which such Patents are in force, or the duration of this Agreement.

                                   ARTICLE 3

              GRANT OF RIGHTS UNDER LICENSED TECHNICAL INFORMATION

     3.1 Subject to the terms and conditions of this Agreement, NORTEL hereby grants to NETGEAR a non-exclusive, royalty-free, perpetual, worldwide license under the Licensed Technical Information for the purpose of designing, developing, using, manufacturing, and distributing NETGEAR Products and for the provision of engineering, installation, maintenance, repair and other services relating to such NETGEAR Products. The aforesaid rights shall include:

               (a) the right to communicate relevant procurement specifications related to the Licensed Technical Information to suppliers in all countries of the world as reasonably necessary for, and solely for, the procurement by NETGEAR of materials, parts, components and assemblies for use in the manufacture and/or installation of the NETGEAR Products;

               (b) the right to communicate to End Users purchasing the NETGEAR Products such portions of the Licensed Technical Information as are reasonably necessary for such End Users to operate and maintain the NETGEAR Products;

               (c) the right to communicate to Distributors such portions of the Licensed Technical Information as are reasonably necessary for such Distributors to distribute NETGEAR Products;

               (d) the right to grant sublicenses to third parties under the technical information license granted herein within the scope of such license; and

               (e) the right to communicate to Sub-licensees such portions of the Licensed Technical Information as are reasonably necessary for such Sub-licensees to develop, manufacture and distribute NETGEAR Products;

provided, however, that all recipients of the Licensed Technical Information shall be advised by NETGEAR, in writing prior to such communication, that proprietary information is being communicated and that such information is to be kept confidential and not used except as permitted hereunder, and provided further, that such recipients undertake, in writing, prior to disclosure, to respect such confidentiality.

                                   ARTICLE 4

                    GRANT OF RIGHTS UNDER LICENSED SOFTWARE

     4.1 Subject to the terms and conditions of this Agreement, NORTEL hereby grants to NETGEAR a non-exclusive, royalty-free, perpetual, worldwide license to use, copy, modify, sublicense and distribute the Licensed Software solely for the purpose of designing, developing, using, manufacturing, sublicensing and distributing NETGEAR Products, and to provide engineering, installation, maintenance, repair and other services relating to such NETGEAR Products. The aforesaid rights shall include:

               (a) the right to communicate relevant procurement specifications related to the Licensed Software to suppliers in all countries of the world as reasonably necessary for, and solely for, the procurement by NETGEAR of materials, parts, components and assemblies for use in the manufacture and/or installation of the NETGEAR Products;

               (b) the right to communicate to End Users purchasing the NETGEAR Products, such portions of the Licensed Software as are reasonably necessary for such End Users to operate and maintain the NETGEAR Products;

               (c) the right to communicate to Distributors such portions of the Licensed Software as are reasonably necessary for such Distributors to distribute NETGEAR Products;

               (d) the right to grant sublicenses under the software license granted herein to NETGEAR within the scope of such license; and

               (e) the right to communicate to Sub-licensees such portions of the Licensed Software as are reasonably necessary for such Sub-licensees to develop, manufacture and distribute NETGEAR Products.

     4.2 The software license granted herein shall be subject to the following conditions:

               (a) recipients of the Licensed Software other than End Users shall be advised by NETGEAR, in writing prior to such communication, that proprietary information is being communicated and that such information is to be kept confidential and not used except as permitted hereunder, and provided further, that such recipients undertake, in writing, prior to disclosure, to respect such confidentiality; and

               (b) the right to sublicense software to End Users shall be subject to the prior or concurrent execution of a written sublicense agreement between NETGEAR, or its Sub-licensee, and each End User whereby the End User (i) acquires no right, title or interest in or to such software other than the right to use it for the operation and maintenance of such devices, products or applications bought or leased from NETGEAR; and (ii) shall hold such software in confidence for NORTEL and NETGEAR and shall not, at any time, without the prior written consent of NORTEL and NETGEAR, transfer such software to any person other than employees of End User with a need to know.

                                   ARTICLE 5

                               GRANTBACK LICENSE

     5.1 NETGEAR hereby grants to NORTEL Companies an unrestricted, irrevocable, non-exclusive, worldwide, fully paid-up license under the Transferred Intellectual Property other than the Transferred Trademarks to make, have made, use, lease, offer to sell, sell, and import all products other than the NETGEAR Products and to copy, modify and sublicense and distribute relevant material for such purposes. Such license shall include the right to sublicense such rights to purchasers and users of such products but not to otherwise sublicense such rights.

        5.2 NETGEAR hereby grants to NORTEL Companies an unrestricted, irrevocable, non-exclusive, worldwide, fully paid-up license under all Improvements which are invented, created, developed or otherwise acquired by NETGEAR during the period that NETGEAR is a Subsidiary of NORTEL and which relate to the Transferred Intellectual Property other than the Transferred Trademarks to make, have made, use, lease, offer to sell, sell, and import all products other than the NETGEAR Products and to copy, modify and sublicense and distribute relevant material for such purposes. Such license shall include the right to sublicense such rights to purchasers and users of such products but not to otherwise sublicense such rights.

                                   ARTICLE 6

               IMPROVEMENTS TO THE LICENSED INTELLECTUAL PROPERTY

        6.1 During the period that NETGEAR is a subsidiary or NORTEL, if NETGEAR invents, creates, develops or otherwise acquires any Improvement relating to the Licensed Intellectual Property, NETGEAR shall promptly notify NORTEL in writing giving details of such Improvement and will provide NORTEL, free of charge other than the reasonable cost of providing copies thereof, any explanations that NORTEL may reasonably require concerning the Improvement including, without limitation, access to copies of information, data, technology, designs, drawings, prototypes, models, computer materials and software describing or embodying the Improvements, provided such action does not adversely affect NETGEAR's ability to obtain patent protection.

        6.2 NETGEAR, to the extent of its legal right so to do, and subject to the terms and conditions of this Agreement, shall grant to NORTEL Companies and their Affiliates a royalty free, non-exclusive, unrestricted, perpetual, worldwide license (with a right to grant sublicenses thereunder) under all Intellectual Property Rights in any Improvements which are invented, created, developed or otherwise acquired by NETGEAR during the period that NETGEAR is a Subsidiary of NORTEL and which relate to the Licensed Intellectual Property to make, have made, use, lease, offer to sell, sell, and import products and to copy, modify and sublicense and distribute relevant material for such purposes.

        6.3 If the Improvement relating to the Licensed Intellectual Property involves patentable subject matter, then:

                (a) if NETGEAR files for, or acquires, any patent thereon in any country, NETGEAR shall grant to NORTEL Companies a non-exclusive, royalty free, unrestricted, full term license (with a right to grant sublicenses thereunder) under any such patents to make, have made, use, lease and sell, offer for sale and import; and

                (b) if NETGEAR intends to file patent application(s) only in certain countries, NETGEAR shall, within such time as will enable a NORTEL Company to make timely patent applications in other countries, provide NORTEL, at its request, with all signatures and documents necessary for filing applications for and obtaining such patents in such other countries, provided a NORTEL Company shall file such patent applications at its own expense (but with such assistance as NETGEAR may properly give) and NETGEAR shall be granted, if it so requests, a non-exclusive, free, unrestricted, full term license (with the right to grant sublicenses) under such patents.

      6.4 In the event NETGEAR transfers or assigns to a NORTEL Company or its designee all or part of its interest in any Improvement pursuant to section 6.03(b), the licenses granted to NETGEAR relating to the Licensed Intellectual Property pursuant to this Agreement shall extend to any patent rights in such Improvement.

                                   ARTICLE 7

                  PROVISION OF LICENSED INTELLECTUAL PROPERTY

      7.1 During a period of six (6) months ("Technology Disclosure Period") commencing on the Effective Date, NORTEL shall, subject to the terms and conditions of this Agreement, provide to NETGEAR the Licensed Intellectual Property. The Licensed Intellectual Property shall be in the form being used by the NETGEAR Business as of the Effective Date.

      7.2 NETGEAR shall be responsible, during the Technology Disclosure Period, for ensuring it receives all the Licensed Intellectual Property it requires to fully enjoy the rights licensed to it under this Agreement. Both Parties shall cooperate fully to ensure this result.

      7.3 Any Licensed Intellectual Property that is reduced to a tangible form and that is provided by NORTEL to NETGEAR, shall be deemed to have been transferred to NETGEAR upon receipt of such tangible form by either a representative of NETGEAR or a representative of a common carrier designated by NETGEAR. Licensed Intellectual Property that is delivered by NORTEL using photonic and/or electronic communications networks, shall be deemed to have been transferred to NETGEAR when such technology is transmitted by NORTEL to NETGEAR.

      7.4 NORTEL shall not be obligated to create, register, or a make an application for any new intellectual property for NETGEAR under this Agreement.

      7.5 NETGEAR shall not acquire any access rights under this Agreement relating to any network, database, application, computer and/or system operated by NORTEL and/or its Affiliates.

                                   ARTICLE 8

                 GRANT OF RIGHTS UNDER THE LICENSED TRADEMARKS

      8.1 NORTEL hereby grants to NETGEAR a personal, royalty-free, non-transferable, nonassignable, indivisible, non-exclusive, worldwide-right to use the Licensed Trademarks solely in association with NETGEAR Products, or its related packaging or marketing materials, that were produced, manufactured or otherwise in existence prior to the Effective Date. The Licensed Trademarks shall not be used in such a manner that could reasonably jeopardize the validity of the Licensed Trademarks or to damage or detract from NORTEL's goodwill or interest in the Licensed Trademarks. Without limiting the generality of the foregoing, NETGEAR shall not use the Licensed Trademarks in association with NETGEAR Products, or any business activity where NORTEL believes, in its sole discretion, such association could be detrimental to NORTEL's reputation. Nothing in this Agreement shall prevent NETGEAR or any of its Affiliates from using the word "Network" or any word similar thereto, alone or in connection with one or more other words or designs, as a trademark, service mark, trade name or otherwise, provided that use of such word when it is included as part of the Licensed Trademarks shall be in accordance with the provisions of this
Article 8.

      8.2 Nothing contained herein shall authorize or grant any rights with respect to use of the Licensed Trademarks in association with any other products or services sold by NETGEAR in any country or territory.

      8.3 NORTEL further grants to NETGEAR the perpetual right to represent publicly that it was once owned by NORTEL and was a Subsidiary thereof, but nothing in this section 8.3 shall expand or extend the rights granted to NETGEAR under the Licensed Trademarks as otherwise provided for in this Article 8.

      8.4 NETGEAR shall comply with NORTEL's instructions as to the form and manner in which the Licensed Trademarks will be used pursuant hereto and shall ensure that all such use is in accordance with applicable legal requirements of any country in which the Licensed Trademarks are used. NETGEAR shall submit to NORTEL for prior approval, in the manner in which NORTEL shall direct, all advertising and other material on which the Licensed Trademarks appear and any such advertising or other material shall be deemed to have been approved five
(5) business days following receipt by NORTEL unless NETGEAR is notified to the contrary prior to the expiration of such five (5) day period. NORTEL shall also have the right to monitor and inspect NETGEAR Products used or sold by NETGEAR at reasonable times for the purpose of enabling NORTEL to ensure such compliance exists. Notwithstanding the foregoing, NETGEAR shall have no obligation to submit to NORTEL for prior approval, and may use, any such packaging, advertisement or other material which is substantially similar to any packaging, advertisement or other material previously approved or deemed approved under this Section 8.4.

      8.5 NETGEAR acknowledges that all rights, title, and interest of the Licensed Trademarks and all goodwill associated therewith are, and shall remain, the sole property of NORTEL and no rights are conferred upon NETGEAR with respect to the Licensed Trademarks except as specifically set forth herein. All use of the Licensed Trademarks by NETGEAR pursuant to this Agreement shall enure to the benefit of NORTEL.

      8.6 NETGEAR acknowledges that NORTEL has not registered the Licensed Trademarks in all countries in which NETGEAR Products may be used or sold by NETGEAR. NETGEAR shall take all reasonable precautions to protect the Licensed Trademarks from infringement and advise NORTEL of any infringement or apparent infringement as soon as it becomes known to NETGEAR.

      8.7 NETGEAR shall have the right to use the Licensed Trademarks, as herein provided, from the Effective Date of this Agreement and continuing for a period of one (1) year thereafter (the "Trademark Expiration Date"). Unless terminated earlier as provided herein, the licenses granted under this Article 8 shall terminate automatically, without notice, on the Trademark Expiration Date.

      8.8 NORTEL shall be entitled to terminate the rights herein granted to NETGEAR under the Licensed Trademarks at any time effective upon written notice to NETGEAR if, in NORTEL's reasonable determination, such termination is necessary in order to protect the Licensed Trademarks.

      8.9 Upon termination or expiration of this Agreement and/or upon the termination of the licenses granted under this Article 8, NETGEAR shall forthwith discontinue the exercise of the license rights granted hereunder, and all rights conferred upon NETGEAR hereunder to the Licensed Trademarks shall revert to NORTEL. Thereafter, within thirty (30) days of receipt of written request from NORTEL, NETGEAR shall deliver up to NORTEL, or at NORTEL's option provide a certificate of destruction of all materials bearing the Licensed Trademarks.

      8.10 Except as provided in Section 8.1, in any advertising, sales promotion materials, press releases or any other publicity matters NETGEAR shall not use the names "Nortel Networks", "Bay Networks", "Northern Telecom", "BNR", "Bell Northern Research", "Nortel Networks Technology" or the name of any NORTEL Company, or any variation thereof or language from which the connection of said names may be applied without the prior written consent of a duly authorized representative of NORTEL's Corporate Branding Department, which may be withheld at NORTEL's sole discretion.

                                    ARTICLE 9

                          THIRD PARTY SOFTWARE LICENSE

      9.1 NORTEL and NETGEAR acknowledge that the NETGEAR Business may include the use of Third Party Software. Accordingly, NORTEL, to the extent of its legal right so to do, hereby grants to NETGEAR a sublicense to all rights NORTEL and its Subsidiaries have in Third Party Software. Nothing herein shall (i) require NORTEL to acquire additional rights to sublicense such rights from a third party, (ii) perform any other actions to enable NETGEAR to obtain rights under any such sublicense, (iii) pay any money to permit NETGEAR to obtain rights under any such sublicense, (iv) amount to a representation that NORTEL has any such sublicensing rights, or (v) require NORTEL to sublicense any Third Party Software which is being used by any NORTEL Company outside of the NETGEAR Business if the granting of such a sublicense would restrict such NORTEL Company from continuing to use such Third Party Software.

      9.2 The rights granted under this Article 9 are subject to NETGEAR agreeing to, and NETGEAR hereby agrees to:

               (a) observe all the applicable terms and conditions of NORTEL's agreement with the supplier of each item of such Third Party Software (hereinafter "the Supplier");

               (b) make reports and remittances to NORTEL in respect of NETGEAR's use and sublicensing of such Third Party Software in a timely manner so as to permit NORTEL to satisfy its obligations with respect to reports and remittances to such Suppliers. NETGEAR's remittances in this regard shall include all amounts owed by NORTEL to the Suppliers in respect of NETGEAR's use of such Third Party Software, plus NORTEL's reasonable charges for copying, transmitting, configuring or otherwise making available to NETGEAR such Third Party Software, and indemnify and hold harmless NORTEL and its Subsidiaries from any and all claims and liabilities (including reasonable legal fees and expenses) arising out of NETGEAR's use of such Third Party Software.

                                   ARTICLE 10

                            CONFIDENTIAL INFORMATION

      10.1 For the term of this Agreement and for a period of ten (10) years thereafter, any Confidential Information of one Party (hereinafter "Disclosing Party") received by the other Party (hereinafter "Receiving Party") under this Agreement, shall be used, disclosed, or copied, only for the purposes of, and only in accordance with, the provisions of this Agreement. The Receiving Party shall use the same degree of care as it uses to protect its own Confidential Information of a similar nature, but no less than reasonable care, to prevent the unauthorized use, disclosure or publication of the Confidential Information. Without limiting the generality of the foregoing, the Receiving Party shall only disclose Confidential Information to its employees, contractors, end users and third party sub-licensees who need to obtain access thereto consistent with such Party's rights under this Agreement. The Receiving Party shall not make or have made any copies of Confidential Information except those copies that are necessary for the purposes of this Agreement; and the Receiving Party shall affix to any copies it makes of the Confidential Information, all proprietary notices or legends affixed to the Confidential Information as they appear on the copies of the Confidential Information originally received from Disclosing Party.

       10.2 The Receiving Party shall not be bound by any obligation restricting the disclosure and use of Confidential Information set forth in this Agreement to the extent that:

               (a) such disclosure or use

                      (i) is necessary to enable NETGEAR to provide specifications to suppliers for the procurement of materials, parts, components and assemblies for use in the manufacture, use or sale of NETGEAR Products, or

                      (ii) is necessary to enable end users purchasing, sublicensing or otherwise acquiring NETGEAR Products to operate and maintain such NETGEAR Products; or

              (b) such Confidential Information

                      (i) was lawfully in the public domain prior to its disclosure, or becomes publicly available other than through a breach of this Agreement,

                      (ii) was disclosed to the Receiving Party by a third party provided such third party, or any other party from whom such third party receives such information, is not in breach of any confidentiality obligation in respect of such information,

                      (iii) is disclosed when such disclosure is required pursuant to legal, judicial, or administrative proceedings, or otherwise required by law, subject to the Receiving Party using reasonable efforts to provide prior notice to the Disclosing Party to allow it to seek protective or other court orders, or

                      (iv) is disclosed, pursuant to a standard confidentiality agreement, to a potential purchaser, in connection with a possible acquisition of NETGEAR or substantially all of its assets, through an asset transaction, merger, stock transaction or otherwise.

      10.3 Within twenty (20) business days of the Disclosing Party's request, the Receiving Party shall return to the Disclosing Party all Confidential Information and all copies thereof (or such copies or portion of the Confidential Information as the Disclosing Party specifies), or, if so directed by the Disclosing Party, shall immediately destroy such Confidential Information and all copies thereof (or such copies or portion of the Confidential Information as the Disclosing Party specifies) and shall certify such destruction to the Disclosing Party. Each Party shall notify the other Party immediately upon learning of any unauthorized disclosure of the other Party's Confidential Information.

                                   ARTICLE 11

                 INFRINGEMENT OF LICENSED INTELLECTUAL PROPERTY

      11.1 NETGEAR shall promptly give notice in writing to NORTEL of any actual, suspected or threatened infringement by third parties of any Licensed Intellectual Property.

      11.2 NORTEL has the right to exercise sole control over legal proceedings relating to any actual, suspected or threatened infringement by third parties of any Licensed Intellectual Property. If NORTEL exercises this right, NETGEAR shall cooperate with NORTEL, at NORTEL's expense, in all matters relating to such proceedings and provide NORTEL with all support that NORTEL is reasonably necessary in order to pursue any action relating to such actual, suspected or threatened infringement.

      11.3 If NORTEL does not exercise its rights pursuant to section 11.2, the Parties agree to enter into good faith negotiations with regard to the assignment of the subject Licensed Intellectual Property from NORTEL to NETGEAR for fair value and including from NETGEAR an unrestricted grantback license under any such assigned Licensed Intellectual Property to NORTEL and its Subsidiaries.

                                   ARTICLE 12

                                   LIABILITY

      12.1 Nothing contained in this Agreement shall be construed as:

               (a) requiring the filing of any patent or trademark application, the securing of any patent or trademark, or the maintaining of any patent or trademark in force;

               (b) a representation or warranty of any kind by NORTEL as to merchantability, fitness for a particular purpose, validity or scope of the Licensed Intellectual Property or any Improvements relating thereto, or whether or not the use of the Licensed Intellectual Property or any Improvements relating thereto will infringe any patent or other rights of any other person;

               (c) an agreement to bring or prosecute actions or suits against third parties for infringement;

               (d) an obligation to furnish any assistance or any manufacturing or technical information not constituting Licensed Intellectual Property;

               (e) except as provided herein, conferring any right to use, in advertising, publicity or otherwise, any name, trade name or trademark, or any contraction, abbreviation or simulation thereof;

               (f) conferring by implication, estoppel or otherwise upon either Party any license or other right under any patent or other intellectual property right, except the licenses and rights expressly granted herein; or

               (g) an obligation on the part of one Party to indemnify the other Party for any reason.

       12.2 EXCEPT AS EXPRESSLY PROVIDED FOR IN THE CONTRIBUTION AGREEMENT, IN NO EVENT SHALL ANY NORTEL COMPANY OR NETGEAR (INCLUDING THEIR SUBSIDIARIES, AFFILIATES, SHAREHOLDERS, OFFICERS, CONTRACTORS, DIRECTORS, EMPLOYEES AND AGENTS) BE LIABLE FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, DAMAGES ARISING FROM LOST BUSINESS, LOST SAVINGS, LOST DATA, AND LOST PROFITS, REGARDLESS OF THE CAUSE AND WHETHER ARISING IN CONTRACT (INCLUDING FUNDAMENTAL BREACH), TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF THE BREACHING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   ARTICLE 13

                                     NOTICES

       13.1 Any and all notices or other information to be given by one of the Parties to the other shall be deemed sufficiently given when forwarded by prepaid registered or certified first class air mail or by facsimile transmission, overnight courier or hand delivery to the other Party at the following address:

      If to NETGEAR:

              4403 Great America Parkway
              Santa Clara, CA 95052
              Attention: Patrick Lo

      If to NORTEL:

               Nortel Networks Corporation
               8200 Dixie Road, Suite 100
               Brampton, Ontario, Canada L6T 5P6
               Facsimile: (905) 863-8431
               Attention: Vice President, Intellectual Property Law

      with a copy, which does not constitute notice, to:

               Nortel Networks Corporation
               8200 Dixie Road, Suite 100
               Brampton, Ontario, Canada L6T 5P6
               Facsimile: (905) 863-8261
               Attention: Vice-President, Mergers & Acquisitions

and such notices shall be deemed to have been received ten (10) business days after mailing if sent by mail, and the following business day if sent by facsimile transmission, overnight courier or delivered by hand.

      13.2 The aforementioned address of either Party may be changed to any time by giving twenty (20) days prior notice to the other Party in accordance with the foregoing.

      13.3 In the event of a generally-prevailing labor dispute or other situation which will delay or impede the giving of notice by any such means, in either the country of origin or of destination, the notice shall be given by such specified mode as will be most reliable and expeditious and least affected by such dispute or situation.

                                   ARTICLE 14

                              TERM AND TERMINATION

      14.1 This Agreement shall become effective on the Effective Date indicated above and shall continue in effect unless terminated as set out in this Agreement.

      14.2 In the event of any material breach of this Agreement, the non-breaching Party may terminate this Agreement by giving sixty (60) days prior written notice to the other Party. This Agreement shall not, however, terminate under this section 14.2 if:

               (a) the other Party has cured the breach prior to the expiration of such sixty (60) day period; or

               (b) such breach cannot be cured within such sixty (60) day period, the other Party has initiated actions to cure such breach within such sixty (60) day period, and the other Party thereafter cures such breach as soon as reasonably practicable.

      14.3 In the event NETGEAR:

                (a) admits in writing its inability to pay its debts generally as they become due;

                (b)      commits an act of bankruptcy;

                (c) is the subject of a petition or assignment in bankruptcy under applicable bankruptcy laws or other similar laws, that is not discharged in thirty (30) days;

                (d) files a notice of intention to make a proposal or otherwise seeks a reorganization under applicable bankruptcy laws or any other similar law or statute of any relevant jurisdiction;

                (e)     makes an assignment for the benefit of its creditors;

                (f) consents to the appointment of a receiver or receiver-manager of itself or of the whole or any substantial part of its property; or

                (g) enters into an arrangement with or for the general benefit of its creditors,

NORTEL may terminate this Agreement immediately upon notice.

        14.4    Upon termination of this Agreement:

                (a) all licenses granted to NETGEAR under this Agreement shall terminate with the exception of:

                        (i) any rights NETGEAR necessarily requires to sell, lease, sublicense or use any NETGEAR Products whose manufacture was initiated before the termination date, and

                        (ii) any rights NETGEAR needs in order to continue to maintain such NETGEAR Products whose manufacture was initiated by NETGEAR prior to the termination date;

                (b) NETGEAR shall, at NORTEL's option, destroy, or return all copies of the parts of Licensed Intellectual Property including all Confidential Information relating to the subject matter of Licensed Intellectual Property.

        14.5 termination of this Agreement shall not entitle NETGEAR to reimbursement of any amount previously paid to NORTEL.

        14.6    Notwithstanding any termination hereunder, the provisions of
Article 1 -- Definitions, Article 5 -- Grant Back License, Article 6 -- Improvements to Licensed Intellectual Property, Article 12 -- Liability, this
Article 14 -- Term and Termination and Article 16 -- General, shall survive this Agreement. For greater certainty, upon termination, any inconsistency between the terms and conditions of this Article 14, and the terms and conditions of any other Article of this Agreement, shall be resolved by deeming the terms and conditions of this Article 14 determinative.

                                   ARTICLE 15

                              ASSIGNMENT OF RIGHTS

     15.1 NETGEAR shall not assign or transfer this Agreement or any of the rights or obligations granted hereunder except in conjunction with the subsequent sale of all or substantially all of the NETGEAR Business to the assignee of the NETGEAR Business provided that:

               (a) NETGEAR shall provide prior written notice to NORTEL of any such assignment;

               (b) such assignee shall agree in writing to assume all obligations of NETGEAR hereunder and to comply with the terms of this Agreement; and

               (c) all rights of NETGEAR and any of its Subsidiaries hereunder shall terminate on the effective date of any such assignment.

     15.2 NORTEL shall have the right to delegate or assign this Agreement to any of its Subsidiaries without the consent of NETGEAR; provided that NORTEL has also assigned the Intellectual Property Rights underlying this Agreement to such Subsidiaries.

                                   ARTICLE 16

                                    GENERAL

     16.1 No agency, partnership, joint venture or employment relationship is or shall be created by virtue of this Agreement.

     16.2 A Party shall not be liable, wholly or in part, for non-performance or a delay in performance of its obligations under this Agreement, if such delay is due to force majeure or contingencies or causes beyond the reasonable control of such Party, including but not limited to, flood, wind, hurricane, tornado, earthquake, explosion, or other similar catastrophe, hostilities, restraint or rulers or people, civil commotion, act of terrorism, strike, labor dispute, blockage or embargo or any act of nature, fires, accident, epidemic or quarantine restrictions.

     16.3 The Schedules hereto, as may be modified in accordance with the term and conditions herein, form part of this Agreement. This Agreement may only be modified by an instrument in writing mutually agreed upon and executed by each Party's duly authorized representatives.

     16.4 NETGEAR acknowledges that NETGEAR Products and Licensed Intellectual Property may be subject to US export control laws, including the US Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. NETGEAR agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain such licenses to export; re-export or import NETGEAR Products or Licensed Intellectual Property as may be required after delivery to NETGEAR.

     16.5 The Parties agree that the UN Convention on Contracts for the International Sale of Goods (Vienna, 1980) shall not apply to this Agreement nor to any dispute arising out of this Agreement.

      16.6 All rights and licenses granted under or pursuant to this Agreement by NORTEL to NETGEAR are, for all purposes of section 365(n) of Title 11 of the United States Code ("Title 11"), licenses of rights to "intellectual property" as defined in Title 11. NORTEL agrees that NETGEAR, as licensee of such licenses and rights under this Agreement, shall retain and may fully exercise all of its rights and elections under Title 11. To the extent permissible under the relevant agreements, NETGEAR shall succeed to NORTEL as licensee with respect to any third party software NETGEAR has sublicensed from NORTEL if NORTEL rejects the license in a bankruptcy proceeding.

      16.7 In the event that any provision of this Agreement is found to be invalid, voidable or unenforceable, the Parties agree that such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining portions thereof, and that the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

      16.8 This Agreement constitutes the entire agreement between the Parties and supersedes all other agreements between the Parties concerning the subject matter herein.

      [The remainder of this page is blank.]

      16.9 This Agreement shall be governed by and construed in accordance with the laws of the State of California (without reference to the conflicts of law provisions thereof) and the federal laws of the United States of America applicable therein.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

NORTEL NETWORKS CORPORATION            NETGEAR, INC.



/s/ [SIGNATURE ILLEGIBLE]
-----------------------------          -----------------------------------------
Authorized Signature                   Authorized Signature


-----------------------------          -----------------------------------------
Name                                   Name

-----------------------------          -----------------------------------------
Title                                  Title



/s/ [SIGNATURE ILLEGIBLE]
-----------------------------
Authorized Signature


-----------------------------
Name

-----------------------------
Title

      16.9 This Agreement shall be governed by and construed in accordance with the laws of the State of California (without reference to the conflicts of law provisions thereof) and the federal laws of the United States of America applicable therein.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

NORTEL NETWORKS CORPORATION            NETGEAR, INC.



                                       /s/ PATRICK LO
-----------------------------          -----------------------------------------
Authorized Signature                   Authorized Signature


                                       Patrick Lo
-----------------------------          -----------------------------------------
Name                                   Name

                                       CEO
-----------------------------          -----------------------------------------
Title                                  Title



-----------------------------
Authorized Signature


-----------------------------
Name

-----------------------------
Title

                         SCHEDULE A - LICENSED SOFTWARE

To the extent that it is not already owned by NETGEAR, all software owned by a NORTEL Company and used in the NETGEAR Business as of the Effective Date and incorporated in the following products:

RT210/211 ISDN ROUTER - This product is a customization of an ISDN router originally from CLAM router from the Scorpion division of Xylogics/Wellfleet. Routing and user configuration software for this product was developed by Scorpion personnel for NETGEAR use. The RT210/211 is currently discontinued by NETGEAR but is still in use by customers and a copy of this code is on the NETGEAR support website.

FS516 FAST ETHERNET SWITCH - uses the NET IC 100 series Chipset, which was originally from the Net IC subsidiary of Bay Networks. The FS516 switch uses firmware developed by the Nortel subsidiary to program the ICs when the switch is powered on. This product has been redesigned using newer circuitry, but these products have been shipped and are currently in use by the customer. NETGEAR also may be using this software in the refurbishing process.

LCP100 CABLE MODEM - currently selling in the Boston area, uses software/firmware originally from LANCity and now Arris, customized for NETGEAR use.

FS562 AND FS566 FAST ETHERNET SWITCHES - based on the NetIC 100 chipsets using the software developed by NetIC division of Bay Networks.

SCHEDULE B - LICENSED TECHNICAL INFORMATION

      1. Licensed Technical Information includes all information owned by a NORTEL Company and used in the NETGEAR Business as of the Effective Date and incorporated in the following general practices, procedures and documentation standards:

      a) Engineering Information

            - NORTEL Companies Practices (NTPs),

            -  general specifications,

            -  schematic drawings,

            -  functional descriptions,

            -  application engineering support systems,

            -  design documents,

            -  feature documents,

            -  engineering manuals,

            -  safety and environmental testing and documentation requirements,

            -  telecom and cable system homologation practices,

            -  Ethernet IEEE Standards details, and

      b) Manufacturing information:

            -  assembly drawings,

            -  stock lists,

            -  part drawings,

            -  procurement information and specifications,

            -  component information,

            -  inspection information,

            -  design change control procedures,

            -  specifications for finishes, and

            -  quality assurance procedures.

      2. To the extent that it is not already owned by NETGEAR, all information owned by a NORTEL Company which is incorporated in electrical hardware and mechanical designs and manufacturing information used in the NETGEAR Business as of the Effective Date in connection with or in the adaptation or development of:


            a) RT210//211 ISDN Router.

            b) LCP 100.

      3. To the extent that it is not already owned by NETGEAR, all information owned by a NORTEL Company which is incorporated in the 10/100Mbps Switching integrated circuit (IC) used in the NETGEAR Business as of the Effective Date in connection with or in the adaptation or development of:

            a) FS516 Fast Ethernet Switch.

            b) FS562 Fast Ethernet Switch.

            c) FS566 Fast Ethemet Switch.

                        SCHEDULE C - LICENSED TRADEMARKS

Bay Networks

Bay Networks Logo

Nortel Networks

Nortel Networks Logo

                       SCHEDULE D - THIRD PARTY SOFTWARE

     Third Party Software includes all software which is licensed by a NORTEL Company from a third party and which is used in the NETGEAR Business as of the Effective Date, including, without limitation, that Third Party Software incorporated in the following products:


XM128 - ISDN DIGITAL MODEM PRODUCT
-------------------------------------------------------------------------------------------------------
Vendor                   Product                      Notes
-------------------------------------------------------------------------------------------------------
Adobe                    Acrobat Reader 3.0           Distribution Version
Adtran                   Algorithm                    Algorithm to determine SPID and Switch types in
                                                      North America. Includes license for Adtran Expert
                                                      ISDN logo.
Microsoft                Internet Explorer 3.0        Part of IEDK (Internet Explorer Developers Kit)
ZyXEL                    Windows 95/98/NT
                         drivers
-------------------------------------------------------------------------------------------------------

PA301 - 10M PCI PHONE LINE ADAPTER PRODUCT
-------------------------------------------------------------------------------------------------------
Vendor                   Product                     Notes
-------------------------------------------------------------------------------------------------------
Boadcom                  Windows 95/98/NT            Includes license for Broadcom logo.
                         drivers
Regula Systems           Internet Sharing software   Based on Fatpipe software.
                                                     Includes license for Fatpipe logo.
Regula Systems           Network Service auto        Modifications to Microsoft MSDN
                         installer
Microsoft                MSDN CD                     Redistributable freeware from MSDN CD
-------------------------------------------------------------------------------------------------------

PA101 - 10M USB PHONE LINE ADAPTER PRODUCT
-------------------------------------------------------------------------------------------------------
Vendor                   Product                     Notes
-------------------------------------------------------------------------------------------------------
Broadcom                 Windows 95/98/NT            Includes license for Broadcom logo.
                         Embedded drivers (ported
                         from Windows PCI
                         drivers)
Regula Systems           Internet Sharing software   Based on Fatpipe software.
                                                     Includes license for Fatpipe logo.
Regula Systems           Network Services auto       Modifications to Microsoft MSDN
                         installer
Microsoft                MSDN CD                     Redistributable freeware from MSDN CD
-------------------------------------------------------------------------------------------------------

PE102 - PHONE LINE ETHERNET BRIDGE PRODUCT
-------------------------------------------------------------------------------------------------------
Vendor                   Product                     Notes
-------------------------------------------------------------------------------------------------------
Broadcom                 Windows 95/98/NT            Includes license for Broadcom logo.
                         drivers (same as PA101)
KLSI/AOX                 KLSI Embedded drivers       Ethernet drivers for KSLI microchip.
-------------------------------------------------------------------------------------------------------

PR356 - 56K ANALOG PHONE LINE ROUTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                     Notes
--------------------------------------------------------------------------------
Broadcom        Windows 95/98/NT            Includes license for Broadcom logo.
                drivers (same as PA101)
KSLI/AOX        KSLI Embedded drivers       Ethernet drivers for KSLI microchip.
Ramp Networks   Ramp Router Firmware        Modification of their existing 2001
                                            firmware.
--------------------------------------------------------------------------------

RT210/211 - ISDN ROUTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                     Notes
--------------------------------------------------------------------------------
Xylogics        Hardware and Routing        Product discontinued, but software
                software                    on NETGEAR website for support
                                            reasons
--------------------------------------------------------------------------------

RT328 ISDN ROUTER, RH348 ROUTER HUB, RT 338 ISDN 10/100 ROUTER, RM 356 56K
MODEM/ROUTER W/4PT HUB, AND RT311 ETHERNET ROUTER PRODUCTS
--------------------------------------------------------------------------------
Vendor          Product                     Notes
--------------------------------------------------------------------------------
ZyXEL           Hardware and Routing
                software
ZyXEL           GUI for the RT338 and
                RT311 products.
--------------------------------------------------------------------------------

ND508/520 NETWORK DISK DRIVE PRODUCTS
--------------------------------------------------------------------------------
Vendor          Product                     Notes
--------------------------------------------------------------------------------
Realm           Hardware and Routing
Information     software
Technologies
Apache          Apache Web
Microsoft       1. 40comupd.exe-
                   upgrades, comctl32.dll
                2. W95ws2setup.exe-
                   upgrade to winsock
                   DLLs
--------------------------------------------------------------------------------

PS110/104/105 PRINT SERVER PRODUCTS
--------------------------------------------------------------------------------
Vendor          Product                     Notes
--------------------------------------------------------------------------------
Sercomm         Hardware and print
                serving software
InstallShield   Installation Program        Public software, one time fee paid
                                            by Sercomm
--------------------------------------------------------------------------------

FA310 - 10/100 MBPS PCI ETHERNET ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                     Notes
--------------------------------------------------------------------------------
Lite-On         Windows                     Windows 2000 is just now being
Communications  95/98/NT/Novell 3.x, 4.x,   submitted to Microsoft for
                5.x, SCO Unix, NDIS 2       inclusion on CD.
                and packet drivers
--------------------------------------------------------------------------------

FA311/312 - 10/100MBPS PCI ETHERNET ADAPTER PRODUCTS
--------------------------------------------------------------------------------------------
Vendor              Product                            Notes
--------------------------------------------------------------------------------------------
National            Windows                            Note on Microsoft CD
Semiconductor       95/98/2000/NT/Novell
                    4.x, 5.x and SCO Unix
                    and Linux drivers

Lite-on             Drivers for using the
Communications      National Chipset
--------------------------------------------------------------------------------------------

FA410 - 10/100MBPS PCMCIA ETHERNET ADAPTER PRODUCTS
--------------------------------------------------------------------------------------------
Vendor              Product                            Notes
--------------------------------------------------------------------------------------------
D-Link              Windows                            Uses Abocom IC, manufactured by Cameo
                    95/98/2000/NT/Novell
                    Client and NDIS 2
--------------------------------------------------------------------------------------------

FA510 - 10/100MBPS CARDBUS ETHERNET ADAPTER PRODUCTS
--------------------------------------------------------------------------------------------
Vendor              Product                            Notes
--------------------------------------------------------------------------------------------
Ambicom             Windows                            Manufactured by Ambicom
                    95/98/2000/NT/Novell
                    Client and NDIS 2
--------------------------------------------------------------------------------------------

GA620 - GIGABIT ETHERNET FIBER PCI ADAPTER PRODUCT
--------------------------------------------------------------------------------------------
Vendor              Product                            Notes
--------------------------------------------------------------------------------------------
Alteon              Windows
Websystems          98/2000/NT/Novell server
                    4.x, 5.x drivers
---------------------------------------------------------------------------------------------

FA101 - USB 10MB ETHERNET ADAPTER PRODUCT
--------------------------------------------------------------------------------------------
Vendor              Product                            Notes
--------------------------------------------------------------------------------------------
KLSI/AOX            Windows 98/2000drivers             Ethernet drivers for KSLI microcchip.
---------------------------------------------------------------------------------------------

FA201 - ISA 10MB ETHERNET ADAPTER PRODUCT
--------------------------------------------------------------------------------------------
Vendor              Product                            Notes
--------------------------------------------------------------------------------------------
D-Link              Windows
                    95/98/2000/NT/Novell
                    client, 3.x, 4.x, 5.x and
                    NDIS2 and SCO Unix
                    drivers
--------------------------------------------------------------------------------------------

PRODUCTS UNDER DEVELOPMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GA620T - GIGABIT ETHERNET 1000BASE-T TWISTED PAIR PCI ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
Alteon          Windows 98/NT drivers        Product under development.
Websystems
--------------------------------------------------------------------------------

WAXXX - PCI TO WIRELESS 11MB ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
Sharewave       Windows 95/98/NT             Product under development.
                drivers
--------------------------------------------------------------------------------

WBXXX - WIRELESS 11MB TO ETHERNET BRIDGE PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
Sharewave       Windows 95/98/NT             Product under development.
                drivers
--------------------------------------------------------------------------------

WAXXX - PCMCIA TO WIRELESS 11MB ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
Sharewave       Windows 95/98/NT             Product under development.
                drivers
--------------------------------------------------------------------------------

RD381 - ADSL (G.LITE) INTEGRATED DSL ROUTER AND FULL RATE ADSL ROUTER PRODUCTS
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
ZyXEL           Hardware and Routing         Product under development.
                software
ZyXEL           GUI for the products.
--------------------------------------------------------------------------------

RT3XX - FIREWALL ROUTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
ZyXEL           Hardware and Routing         Product under development.
                software
ZyXEL           GUI for the products.
--------------------------------------------------------------------------------

NDXXX - AUDIO/VIDEO JUKEBOX PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
TBD             Video and audio serving      Product under development.
                software
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PS1XX3 PORT AND 1 PORT PRINT SERVER PRODUCT
--------------------------------------------------------------------------------
Vendor            Product                  Notes
--------------------------------------------------------------------------------
Sercomm           Hardware and Routing     Product under development
                  software
--------------------------------------------------------------------------------


     Additional third party software is currently used by NETGEAR employes for the following tasks:

SOFTWARE DEVELOPMENT
RedHat 5.2 and 6.0 (Linux) which includes the following:
     g++C/C+ compiler
     Perl.
     Telnet, FTP.
     Apache Web Server.
Microsoft Visual C/C++ Professional.

HARDWARE DEVELOPMENT
ORCAD

FIRMWARE DEVELOPMENT
Microsoft Visual C++
Premia Coderight Professional Edition
Clear Case

THE FOLLOWING SOFTWARE IS USED BY NETGEAR IN THE PC DESKTOP ENVIRONMENT:

VENDOR         APPLICATION
ADOBE          ACROBAT READER
FRAME          FRAMEMAKER
TECHNOLOGY
MCAFEE         VIRUSSCAN FOR WIN95
MICROSOFT      EXCEL
MICROSOFT      EXCEL 97
MICROSOFT      FRONTPAGE
MICROSOFT      INTERNET EXPLORER
MICROSOFT      INTERNET EXPLORER
MICROSOFT      MS-DOS
MICROSOFT      OUTLOOK 97

MICROSOFT         POWERPOINT 97
MICROSOFT         PROJECT 98
MICROSOFT         SCHEDULE +
MICROSOFT         TEAM MEMBER
MICROSOFT         VISUAL BASIC
MICROSOFT         VISUAL C++
MICROSOFT         WINDOWS 95
MICROSOFT         WINDOWS NT
MICROSOFT         WORD 97
NICO MAK          WINZIP
PETER NORTON      NORTON COMMANDER
COMPUTING
VISIO CORP.       VISIO PROF. V5.0

USED IN OPERATIONS SUPPORT:
Netcom Smartbit Applications

SOFTWARE APPLICATIONS

Email                   Outlook
                        Eudora
Office Suite            Microsoft Office
                        Word
                        Excel
                        PowerPoint
OS                      Windows 95
Anti-virus              Norton Antivirus
Archive / Compression   WINZIP
Browser                 Netscape
                        Microsoft IE
Reporting               Impromptu
Web Publishing          TeamSite
                        Frontpage
Graphics editing        PhotoShop
Project Management      Microsoft Project
Tech Publications       Framemaker
                        Adobe Illustrator
Enterprise              SunSystems (Systems Union)
                        Oracle
                        Unix/Solaris
Reporting               Impromptu
                        Vision